UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2006



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                      GMACM Home Equity Loan Trust 2006-HE1
             (Exact name of registrant as specified in its charter)

            Delaware                  333-125485-33             41-1955181
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 857-7000
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT



SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

     On March 30, 2006, Residential Asset Mortgage Products, Inc. (the "Depositor") caused the issuance and sale of the GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE1 pursuant to an Indenture, dated as of March 30, 2006, between GMACM Home Equity Loan Trust 2006-HE1, as issuer (the "Issuer") and JPMorgan Chase Bank, National Association., as indenture trustee (the "Indenture Trustee") (the "Indenture"). The home loans are serviced pursuant to a Servicing Agreement, dated as of March 30, 2006, among GMAC Mortgage Corporation, as servicer (the "Servicer"), the Indenture Trustee and the Issuer, filed on Form 8-K with the Securities and Exchange Commission on April 14, 2006.

     On August 1, 2006, the Issuer, (and various other Delaware Statutory Trusts), the Servicer, Wells Fargo Bank, National Association, The Bank of New York and the Indenture Trustee entered into Master Amendment No. 1 to Servicing Agreements and Trust Agreements (the "Amendment"), attached hereto as Exhibit 4.1/A, in order to expressly allow for the conversion of the Servicer, a Pennsylvania corporation, into a Delaware limited liability company.

        Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Amendment.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(D).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

4.1/A Master Amendment No. 1 to Servicing Agreements and Trust Agreement, dated as of August 1, 2006 among the Servicer, the Issuer (and various other Delaware Statutory Trusts), Wells Fargo Bank, National Association, the Bank of New York and the Indenture Trustee.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RESIDENTIAL ASSET MORTGAGE
                                      PRODUCTS, INC.



                                      By:  /s/ Patricia C. Taylor
                                          Name:   Patricia C. Taylor
                                          Title:  Vice President



Dated: September 14, 2006

                                  Exhibit Index


Exhibit

4.1/A Master Amendment No. 1 to Servicing Agreements and Trust Agreement, dated as of August 1, 2006 among the Servicer, the Issuer (and various other Delaware Statutory Trusts), Wells Fargo Bank, National Association, the Bank of New York and the Indenture Trustee.